Supplement dated May 23, 2011,
to the Prospectuses and Statement of Additional Information (SAI) listed below, as supplemented:

Fund	Prospectus Dated	SAI Dated
Columbia Portfolio Builder Total Equity Fund	April 1, 2010	April 11, 2011
RiverSource Small Company Index Fund	April 1, 2010	April 11, 2011
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of each of Columbia Portfolio Builder Total Equity Fund and RiverSource Small Company Index Fund (each, a “Selling Fund”) approved an Agreement and Plan of Reorganization, which provides for the reorganization of each Selling Fund into a buying fund (each, a “Buying Fund”), as follows:

Selling Fund	Buying Fund
Columbia Portfolio Builder Total Equity Fund	Columbia LifeGoal® Growth Portfolio
RiverSource Small Company Index Fund	Columbia Small Cap Index Fund
The reorganizations are expected to occur at the close of business on June 3, 2011 (the “Reorganization Date”).
In anticipation of their Reorganization Date, the Selling Funds will be closed effective at the close of business on May 31, 2011 (the “Fund Closure Date”). The following rules and policies will apply:
Restrictions and Other Policies on New Account Openings, Purchases, Exchanges and Redemptions of Selling Fund Shares
New Accounts
New account applications for the purchase of shares of a Selling Fund received in good order will be accepted through the close of business on the Fund Closure Date. Thereafter, any account application for shares of a Selling Fund will be rejected. Further, any request made to open a new account for shares of a Selling Fund after the close of business on the Fund Closure Date will not automatically be treated as a request to open a new account for shares of its corresponding Buying Fund.
Purchases, Exchanges and Redemptions of Shares of a Selling Fund
Purchases and exchanges for shares of a Selling Fund will continue to be accepted through the close of business on the Fund Closure Date. Thereafter, no purchases or exchanges into a Selling Fund will be accepted after the Fund Closure Date. Redemptions or exchanges out of a Selling Fund will continue to be accepted through the close of business on the Reorganization Date. In addition, any request to purchase, exchange or redeem shares of a Selling Fund received within 30 days after the close of business on the Reorganization Date (including purchases and exchanges for shares of a Selling Fund received after the Fund Closure Date) will automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of its corresponding Buying Fund. After this 30-day period, any request to purchase, exchange or redeem shares of a Selling Fund will be rejected and will not automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of its corresponding Buying Fund or any other fund.
Systematic Investment Plan and Systematic Withdrawal Plan Transactions
If you are currently participating in the Systematic Investment Plan or Systematic Withdrawal Plan with respect to a Selling Fund, your current systematic transactions will be carried over from your Selling Fund to the Buying Fund. Note, however, that (i) no purchases of shares of a Selling Fund will be permitted after the Fund Closure Date and (ii) shares of a Selling Fund may only be redeemed through the Reorganization Date.
Important Note
Because each Selling Fund will merge into its corresponding Buying Fund on the Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in a Selling Fund prior to the Fund Closure Date. You should consider the investment objectives, risks, charges and expenses of the Buying Fund and/or Selling Fund carefully before investing. To obtain a Buying Fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial advisor or visit www.columbiamanagement.com.

S-6282-14 A (5/11)